Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: American Skandia Trust
                ----------------------

      In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his or her knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 18, 2006                          /s/ David R. Odenath
      ---------------                          --------------------
                                               David R. Odenath
                                               President and Principal
                                               Executive Officer

Date: August 18, 2006                          /s/ Grace C. Torres
      ---------------                          -------------------
                                               Grace C. Torres
                                               Treasurer and Principal Financial
                                               Officer